                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                   To Tender
             Outstanding 9 7/8% Senior Subordinated Notes due 2007
                                       of
                           SOUTHERN FOODS GROUP, L.P.
                            SFG CAPITAL CORPORATION
     Pursuant to the Exchange Offer and Prospectus dated ____________, 1998


         As set forth in the Exchange Offer (as defined in the Prospectus dated _________, 1998 (the "Prospectus")), holders of unregistered 9 7/8% Senior Subordinated Notes due 2007 (the "Outstanding Notes") of Southern Foods Group, L.P., a Delaware limited partnership, and SFG Capital Corporation, a Delaware corporation (collectively, the "Issuers"), (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes, the Letter of Transmittal or any other required documents to the Exchange Agent, or
(iii) who cannot complete the procedures for book-entry transfer, prior to the Expiration Date (as defined), must use this form or one substantially equivalent hereto if they to wish to tender their Outstanding Notes to accept the Exchange Offer. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" and "-- Guaranteed Delivery Procedures" in the Prospectus.


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  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
  CITY TIME, ON ____________, 1998 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE ISSUERS.

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                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                                 By Facsimile:
                                 (214) 672-5932
                           Attention: Mr. Frank Ivins
                     Confirm by Telephone:  (214) 672-5678
                   (Originals of all documents sent by facsimile
                  should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)


                        By Registered or Certified Mail,
                         Overnight Courier or by Hand:
                   Chase Bank of Texas, National Association
                  c/o Texas Commerce Trust Company of New York
            Attn: Steve Horowitz, Corporate Trust Securities Window
                      North Building, Room 234, Window 20
                                55 Water Street
                            New York, New York 10041


         DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

         Upon the terms and subject to the conditions set forth in the Prospectus and in the accompanying Letter of Transmittal, receipt of which are hereby acknowledged, the undersigned hereby tenders to the Issuers the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the section of the Prospectus titled "The Exchange Offer - Guaranteed Delivery Procedures."

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Name of Registered Holder(s):
                             -------------------------------------------------
                                           (Please Type or Print)

Address:
        ----------------------------------------------------------------------


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Area Code & Telephone No.:
                          ----------------------------------------------------

Certificate Number(s) for
Outstanding Notes (if available):
                                 ---------------------------------------------


Total Principal Amount
Tendered and Represented
by Certificate(s): $
                    ----------------------------------------------------------
                    (Must be in denominations of principal amount of $1,000 or any integral multiple thereof)

Signature of Registered Holder(s):
                                  --------------------------------------------
        (Must be signed by Holder(s) as their name(s) appear on certificates for Outstanding Notes. If signature is by a trustee, administrator, guardian, attorney-in-fact, officer or the person acting in a fiduciary capacity, such person must set forth his or her full title)

Dated:
      ------------------------------------------------------------------------


[ ]     The Depository Trust Company
        (Check if Outstanding Notes will be tendered by book-entry transfer, and provide account number below)


Account Number:
               ---------------------------------------------------------------

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         THE GUARANTEE OF DELIVERY ON THE FOLLOWING PAGE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                    (Not to be used for signature guarantee)



         The undersigned, being an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, the Stock Exchange Medallion Program, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Exchange Act, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three (3) Nasdaq Stock Market trading days after the Expiration Date, all in accordance with the procedures set forth in the section of the Prospectus titled "The Exchange Offer - Guaranteed Delivery Procedures."

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Name of Firm:
             -----------------------------------------------------------------

Address:
        ----------------------------------------------------------------------

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Area Code and Telephone No.:
                            --------------------------------------------------

Authorized Signature:
                     ---------------------------------------------------------

Name and Title:
               ---------------------------------------------------------------

Time:
     -------------------------------------------------------------------------

Dated:
      ------------------------------------------------------------------------
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NOTE:    DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM.
         CERTIFICATES OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.